LOAN CONSOLIDATION AND
AMENDMENT TO SECURITY AGREEMENT

THIS LOAN CONSOLIDATION AND AMENDMENT TO SECURITY AGREEMENT (the “Agreement”) is made as of this 10th day of September, 2008 by and among DIGICORP, INC., a Delaware corporation (the “Debtor”), REBEL HOLDINGS, LLC, a California limited liability company (“Rebel Holdings”), and JAY RIFKIN, an individual (“Rifkin”) (Rebel Holdings and Rifkin together referred to herein as the “Lenders”).

WITNESSETH:

WHEREAS, the Debtor is indebted to the Lenders for certain loans (the “Loans”) made by the Lenders to the Debtor and other amounts incurred by or due to Rifkin, in each case through June 30, 2008, which, together with interest accrued on the Loans through June 30, 2008, total $2,078,047.00 as described on Exhibit A annexed hereto and made a part hereof;

WHEREAS, certain of the Loans are evidenced by promissory notes (the “Existing Notes”) issued by the Debtor as indicated on Exhibit A;

WHEREAS, the obligations under certain of the Existing Notes are secured by a certain Security Agreement (the “Security Agreement”), dated December 29, 2005, by and between Digicorp, a Utah corporation and the predecessor to the Debtor, and Rebel Holdings;

WHEREAS, the Debtor and the Lenders have agreed in the manner hereinafter set forth to combine and consolidate (i) the Existing Notes and the respective indebtedness evidenced thereby, and (ii) the other indebtedness described in Exhibit A, into one secured convertible consolidated promissory note in the principal amount of $2,078,047.00;

WHEREAS, the Debtor and the Lenders have also agreed in the manner hereinafter set forth to amend the terms of the Security Agreement and provide certain registration rights to Rebel Holdings with respect to the shares of Common Stock issuable upon conversion of the Consolidated Note (as hereinafter defined).

NOW, THEREFORE, and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The Existing Notes and the respective indebtednesses evidenced thereby, and the other indebtedness described in Exhibit A (together, the “Total Consolidated Indebtedness”) are hereby combined and consolidated into one convertible consolidated promissory note in the principal amount of $2,078,047.00 (the “Consolidated Note”), being delivered by the Debtor to Rebel Holdings simultaneously herewith in the form annexed hereto as Exhibit B.

2. The parties hereto certify that the Consolidated Note evidences the Total Consolidated Indebtedness and evidences no further or other indebtedness or obligation. In this regard, the parties specifically acknowledge that any additional loans made by either of the Lenders to the Debtor subsequent to June 30, 2008 as well as other reimbursable expenses incurred by Rifkin subsequent to June 30, 2008 are not included within the Consolidated Note and shall remain separate and apart therefrom. The Consolidated Note constitutes a renewal, extension and modification of the terms of repayment of the Total Consolidated Indebtedness, including but not limited to the indebtedness evidenced by the Existing Notes. Simultaneously with the execution hereof, the Lenders are returning the Existing Notes to the Debtor which Existing Notes are terminated and cancelled.

3. The obligations of the Debtor under the Consolidated Note shall be secured by the Security Agreement, as amended hereby.

4. Section 1(b) of the Security Agreement is hereby amended by deleting the definition of the word “Obligations” therefrom and substituting the following definition in its place:

“Obligations” means all of the Company’s obligations under this Agreement and the Note, and all other indebtedness, obligations, and liabilities of any kind of the Company to the Secured Party, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time increased, decreased or extinguished and later increased, decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.”

5. On and after the date hereof, each reference in the Security Agreement to the “Note” shall mean and be a reference to the Consolidated Note.

6. As amended hereby, the Security Agreement remains in full force and effect and is hereby ratified and confirmed.

7. Registration Rights.

(a) As promptly as possible, the Debtor shall prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement (the “Registration Statement”) on Form S-1 (or other applicable form) covering the resale of the Common Stock issuable upon conversion of the Consolidated Note (the “Registrable Securities”). The Debtor shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act of 1933, as amended (the “Securities Act”), until the earlier of: (i) the date when all Registrable Securities covered by such Registration Statement have been sold publicly; or (ii) the date when all Registrable Securities may be sold pursuant to Rule 144 (the “Effectiveness Period”).

(b) In connection with the Debtor’s registration obligations hereunder, the Debtor shall: (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by Rebel Holdings set forth in the Registration Statement as so amended or in such prospectus as so supplemented.

(c) The Debtor shall promptly deliver to Rebel Holdings, without charge, as many copies of the final prospectus or final prospectuses and each amendment or supplement thereto as Rebel Holdings may reasonably request.

(d) The Debtor shall cooperate with Rebel Holdings to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Rebel Holdings may request.

(e) The Debtor shall pay all fees and expenses incident to the performance of or compliance with this Section 7, including: (i) all registration and filing fees and expenses, including without limitation those related to filings with the SEC and in connection with applicable state securities or “blue sky” laws; and (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by Rebel Holdings).

(f) Subject to the last sentence of this Section 7(f), if at any time prior to the expiration of the Effectiveness Period the Debtor shall determine to file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with employee benefit plans), the Debtor shall send to Rebel Holdings written notice of such determination and, if within fifteen (15) days after the effective date of such notice, Rebel Holdings shall so request in writing, the Debtor shall include in such registration statement all or any part of the Registrable Securities Rebel Holdings requests to be registered. No right to registration of Registrable Securities under this Section 7(f) shall be construed to limit any registration required under Section 7(a) hereof. Notwithstanding anything to the contrary set forth herein, the registration rights of Rebel Holdings pursuant to this Section 7(f) shall only be available in the event the Debtor fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 7(a) in accordance with the terms of this Agreement.

8. This Agreement shall be construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

9. Notwithstanding anything herein to the contrary, the parties hereto agree that this Agreement and any and all rights and obligations hereunder shall be deemed effective as of July 1, 2008.

10. Each of Rebel Holdings and Rifkin agrees that Kaye Cooper Fiore Kay & Rosenberg, LLP, the draftsperson of this Agreement, has prepared this Agreement on behalf of the Debtor and is not representing Rebel Holdings and/or Rifkin in an individual capacity in the negotiation and consummation of the transactions hereunder. Each of Rebel Holdings and Rifkin further agrees that he each has participated in the preparation of this Agreement and has read and fully understands this Agreement and has been advised and has had the opportunity to retain independent counsel of its own choosing and has done so to the extent it has deemed necessary.

11. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DIGICORP, INC.

by:	/s/ Jay Rifkin
Name: Jay Rifkin
Title: President

REBEL HOLDINGS, LLC

by:	/s/ Jay Rifkin
Name: Jay Rifkin
Title: Managing Member

/s/ Jay Rifkin
JAY RIFKIN